Exhibit 21

                              LIST OF SUBSIDIARIES
                                       OF
                              STAKE TECHNOLOGY LTD.

--------------------------------------------------------------------------------
             Name of Company                      Jurisdiction of Incorporation
--------------------------------------------------------------------------------
          Stake Technology Ltd.                          Federal Canada
--------------------------------------------------------------------------------
         1108176 Ontario Limited                             Ontario
--------------------------------------------------------------------------------
              Temisca, Inc.                                  Quebec
--------------------------------------------------------------------------------
          558497 Ontario Limited                             Ontario
--------------------------------------------------------------------------------
           1510146 Ontario Inc.                              Ontario
--------------------------------------------------------------------------------
              Stake Tech LP                                 Delaware
--------------------------------------------------------------------------------
       3060385 Nova Scotia Company                         Nova Scotia
--------------------------------------------------------------------------------
           Stake Technology LLC                             Delaware
--------------------------------------------------------------------------------
       Stake Technology (USA) Inc.                          Delaware
--------------------------------------------------------------------------------
         SunRich Food Group, Inc.                           Minnesota
--------------------------------------------------------------------------------
       Northern Food & Dairy, Inc.                          Minnesota
--------------------------------------------------------------------------------
           Nordic Aseptic, Inc.                             Minnesota
--------------------------------------------------------------------------------
              Sunrich, Inc.                                 Minnesota
--------------------------------------------------------------------------------
         Virginia Materials, Inc.                           Virginia
--------------------------------------------------------------------------------
 International Materials & Supplies, Inc.                   New York
--------------------------------------------------------------------------------